Exhibit 10.37

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this 30 th day of July, 2007, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., as Agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, “Agent”).

WITNESSETH:

WHEREAS, Imaging Holdings Corp., a Delaware corporation (f/k/a Monotype Imaging Holdings Corp.)(“ Imaging Holdings”), Monotype Imaging Inc., a Delaware corporation (f/k/a Monotype Imaging, Inc.) (“Administrative Borrower”), International Typeface Corporation, a New York corporation (“Typeface” and together with Administrative Borrower, the “Original Borrowers”), the lenders party thereto (the “Original Lenders”) and Agent, entered into that certain Credit Agreement dated of November 5, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Original Credit Agreement”);

WHEREAS, Imaging Holdings, the Original Borrowers, Agent and certain lenders have decided to amend and restate the Original Credit Agreement;

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of July 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Credit Agreement”) among Monotype Imaging Holdings Inc., a Delaware corporation (“Parent”), Imaging Holdings, Administrative Borrower, Typeface (Typeface, together with Administrative Borrower and Imaging Holdings, individually a “Borrower” and collectively, the “Borrowers”), the lenders party thereto (the “Lenders”) and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group, that certain Security Agreement dated as of November 5, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Copyright Security Agreement.

NOW, THEREFORE, for and in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and rights in or to Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all restorations, reversions, renewals or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Copyright.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any United States registered copyrights or applications therefor which become part of the Copyright Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:	MONOTYPE IMAGING INC., a
Delaware corporation, as a Grantor

	By:	/s/ Jacqueline Arthur
	Name:	Jacqueline Arthur
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:	IMAGING HOLDINGS CORP., a Delaware corporation, as a Grantor

	By:	/s/ Jacqueline Arthur
	Name: Title:	Jacqueline Arthur Chief Financial Officer

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:	INTERNATIONAL TYPEFACE CORPORATION, a New York corporation, as a Grantor

	By:	/s/ Jacqueline Arthur
	Name: Title:	Jacqueline Arthur Assistant Treasurer

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

AGENT:	WELLS FARGO FOOTHILL, INC., a California corporation, as Agent

	By:	/s/ David Sanchez
	Name: Title:	David Sanchez Vice President

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]